Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Western Uranium & Vanadium Corp. on Form 10-K for the annual period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 1, 2019	By:	/s/ George Glasier
	Name:	George Glasier
	Title:	Chief Executive Officer (Principal Executive Officer)

Dated: April 1, 2019	By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)